EXECUTION COPY

Exhibit 10.4

July 18, 2008

Letter Agreement

To:	The Lenders party to the Credit Agreement

referred to below

c/o	JPMorgan Chase Bank, N.A., as Administrative Agent

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

Reference is hereby made to that certain 5-Year Revolving Credit Facility, dated as of June 15, 2007 (as amended, supplemented or otherwise modified, the “Credit Agreement”), among MF Global Finance USA Inc. (the “Borrower”), a New York corporation, MF Global Ltd. (the “Parent”), a company organized under the laws of Bermuda, the Designated Subsidiary Borrowers and the Lenders party thereto, Citibank, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents party thereto. Capitalized terms used and not otherwise defined in this letter (this “Letter Agreement”) shall have the meaning assigned to such term in the Credit Agreement.

In order to induce certain of the Lenders to enter into a two year unsecured term loan facility of up to $450,000,000 (the “New Credit Agreement”), the Borrower hereby agrees to pay each Lender, on a pro rata basis, additional interest or other compensation on the Loans of the Lenders from time to time outstanding, up to $500,000,000 in the aggregate of such Loans (the “Additional Interest”), of (i) 0.70% per annum on “Eurocurrency Loans” and “Fed Funds Loans” for Category 1, (ii) 0.90% per annum on “Eurocurrency Loans” and “Fed Funds Loans” for Category 2, (iii) 1.10% per annum on “Eurocurrency Loans” and “Fed Funds Loans” and 0.10% per annum for “ABR Loans” for Category 3, (iv) 1.50% per annum on “Eurocurrency Loans” and “Fed Funds Loans” and 0.50% per annum on “ABR Loans” for Category 4 and (v) 1.85% per annum on “Eurocurrency Loans” and “Fed Funds Loans” and 0.85% per annum on “ABR Loans” for Category 5. The Additional Interest shall be payable on each date on which the facility fee is payable and shall be payable, first, on Loans comprising Eurocurrency Borrowings and Fed Funds Borrowings, and second (only to the extent such Eurocurrency Borrowings and Fed Funds Borrowings are not equal to at least $500,000,000), on Loans comprising ABR Borrowings. Payments of Additional Interest shall be made to the Administrative Agent for distribution to the Lenders. Failure by the Borrower to pay Additional Interest to the Lenders under this Letter Agreement shall be considered to be an Event of Default pursuant to Article VII of the Credit Agreement.

This Letter Agreement constitutes a legal, valid and binding obligation of each party enforceable against each party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2

This Letter Agreement shall be effective as of the borrowing under the New Credit Agreement and shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders. No party’s rights or obligations hereunder or any interest therein may be assigned or delegated by any party without the prior written consent of all the Lenders.

THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

This Letter Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Letter Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be duly executed and delivered by their respective officers duly authorized as of the date first written above.

MF GLOBAL FINANCE USA INC.,
as Borrower

By	/s/ Simon P. Moreton
	Name:	SIMON P. MORETON
	Title:	VICE PRESIDENT

MF GLOBAL FINANCE EUROPE LIMITED, as a Designated Subsidiary Borrower

By	/s/ Simon P. Moreton
	Name:	SIMON P. MORETON
	Title:	DIRECTOR

MF GLOBAL LTD.

By	/s/ Randy MacDonald
	Name:	RANDY MACDONALD
	Title:	CHIEF FINANCIAL OFFICER

[SIGNATURE PAGE TO LETTER AGREEMENT]

Acknowledged and Agreed to:

JPMORGAN CHASE BANK, N.A.,
as a Lender and as Administrative Agent

By:	/s/ Henry E. Steuart
	Name:	HENRY E. STEUART
	Title:	EXECUTIVE DIRECTOR

[SIGNATURE PAGE TO LETTER AGREEMENT]

CITIBANK N.A.,
as a Lender and as Syndication Agent

By:	/s/ Maureen P. Maroney
	Name:	Maureen P. Maroney
	Title:	Authorized Signatory

[SIGNATURE PAGE TO LETTER AGREEMENT]

BANK OF AMERICA, N.A.,
as a Lender and as Documentation Agent

By:	/s/ William J. Coupe
	Name:	William J. Coupe
	Title:	Senior Vice President

[SIGNATURE PAGE TO LETTER AGREEMENT]

CALYON, NEW YORK BRANCH,
as a Lender and as Documentation Agent

By:	/s/ Sebastian Rocco
	Name:	Sebastian Rocco
	Title:	Managing Director

By:	/s/ William S. Denton
	Name:	William S. Denton
	Title:	Managing Director

[SIGNATURE PAGE TO LETTER AGREEMENT]

HSBC BANK USA, N.A.,
as a Lender and as Documentation Agent

By:	/s/ Joseph Traveglione
	Name:	Joseph Traveglione
	Title:	Senior Vice President

[SIGNATURE PAGE TO LETTER AGREEMENT]

MORGAN STANLEY BANK,
as a Lender

By:	/s/ Daniel Twenge
	Name:	Daniel Twenge
	Title:	Authorized Signatory

[SIGNATURE PAGE TO LETTER AGREEMENT]

NATIONAL AUSTRALIA BANK LIMITED,
as a Lender

By:	/s/ Rosemarie DiCanto
	Name:	Rosemarie DiCanto
	Title:	Director

[SIGNATURE PAGE TO LETTER AGREEMENT]

ABN AMRO Bank N.V.,
as a Lender

By:	/s/ Andrew C. Salerno
	Name:	Andrew C. Salerno
	Title:	Director

By:	/s/ Nancy C. Beebe
	Name:	Nancy C. Beebe
	Title:	Senior Vice President

[SIGNATURE PAGE TO LETTER AGREEMENT]

BANK OF MONTREAL, CHICAGO BRANCH,
as a Lender

By:	/s/ Cecilia T. VanGetson
	Name:	Cecilia T. VanGetson
	Title:	Vice President

[SIGNATURE PAGE TO LETTER AGREEMENT]

FORTIS CAPITAL CORP.,
as a Lender

By:	/s/ Barry Chung
	Name:	BARRY K. CHUNG
	Title:	DIRECTOR

By:	/s/ Michael V.M. Van Der Voort
	Name:	MICHIEL V.M. VAN DER VOORT
	Title:	Managing Director

[SIGNATURE PAGE TO LETTER AGREEMENT]

LEHMAN COMMERCIAL PAPER INC.,
as a Lender

By:	/s/ Janine M. Shugan
	Name:	Janine M. Shugan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO LETTER AGREEMENT]